UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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KID BRANDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KID BRANDS, INC.

One Meadowlands Plaza, 8th Floor

East Rutherford, New Jersey 07073

June 28, 2013

This supplement (the “Supplement”) updates and amends the Proxy Statement, dated June 4, 2013 (the “Proxy Statement”), previously furnished to shareholders of Kid Brands, Inc. (the “Company”) in connection with the Company’s 2013 Annual Meeting of Shareholders (the “2013 Meeting”), to be held at its corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, at 10:30 a.m. local time on Thursday, July 18, 2013. The purpose of this Supplement is to disclose that Mr. Hugh R. Rovit will not continue to be a nominee for election as a director at the 2013 Meeting, and that Mr. Jan H. Loeb will be a nominee for election as a director at the 2013 Meeting in his stead, all as described below.

The Board unanimously recommends that you vote “FOR” each of the nominees to the Board (Proposal 1) in the Proxy Statement, as amended by this Supplement.

The Proxy Statement proposed the election of six directors to the Company’s Board of Directors (the “Board”) at the 2013 Meeting, including Hugh R. Rovit (one of the six current members of the Board). On June 26, 2013, however, Mr. Rovit informed the Board that, as a result of the anticipated demands of his succession to the position of CEO of Ellery Homestyles at the end of 2013, he will not stand for re-election as a director at the 2013 Meeting. On June 27, 2013, the Board, following the recommendation of the Company’s Nominating and Governance Committee, nominated Mr. Jan H. Loeb for election as a director at the 2013 Meeting in place of Mr. Rovit. Mr. Loeb (described below) has recently expressed an interest in joining the Board, and has consented to stand for election as a director at the 2013 Meeting and to serve, if elected.

As a result of the foregoing, the Proxy Statement is hereby updated and amended to remove all references therein to Mr. Rovit as a nominee for election as a director at the 2013 Meeting, to include Mr. Loeb as a nominee for election as a director at the 2013 Meeting in his stead, and to provide the following information with respect to Mr. Loeb. The proxy card included in the Proxy Statement is hereby amended as set forth at the end of this Supplement.

New Director Nominee

Mr. Loeb, 54, has since 2007 been the Managing Member of Leap Tide Capital Management LLC, a private Maryland-based capital investment firm (“Leap LLC”), which beneficially owns (sharing such ownership with Mr. Loeb) approximately 9% of the Company’s common stock. From 2005 to 2007, Mr. Loeb was President of Leap LLC’s predecessor, Leap Tide Capital Management Inc., which was formerly known as AmTrust Capital Management Inc. Mr. Loeb has also been a consultant to Pernix Therapeutics Holdings, Inc. (formerly Golf Trust of America, Inc.), a NASDAQ-listed branded and generic pharmaceutical products company, since August 31, 2011; he had been a director of that company from November 2006 to August 31, 2011 and Chairman of its Audit Committee from October 2007 through August 2011. He served as a Portfolio Manager of Chesapeake Partners, a private Baltimore-based investment fund, from February 2004 to January 2005, as a Managing Director at Jefferies & Company, Inc., an international investment firm, from January 2002 to December 2004, and as a Managing Director at Dresdner Kleinwort Wasserstein, Inc. (formerly Wasserstein Perella & Co., Inc.), a New York-based investment banking firm, from 1994 to 2001. He has been a director of American Pacific Corp., a NASDAQ-listed specialty chemical and pharmaceutical ingredient company, since January 1997 (and is currently Chairman of its Audit Committee), and a director of TAT Technologies Ltd., a NASDAQ-listed company that provides various products and services to military and commercial aerospace and ground defense industries, since August 2009. Mr. Loeb recommended himself to the Company’s Nominating and Governance Committee as a potential nominee to the Company’s Board.

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Specific Nominee Attributes

Mr. Loeb has more than 30 years of experience in capital investment and investment banking, through, among other things, his long-term association with various Leap Tide entities, Chesapeake Partners, Jefferies & Company, Inc, Dresdner Kleinwort Wasserstein, Inc. and his own financial services firm. In addition, he graduated from Baruch College — City University of New York with a baccalaureate in Finance and Investments. As a result, Mr. Loeb brings a high level of financial expertise to our Board, which will enable him to bring valuable insights to the Board’s deliberations, through his knowledge of the public equities and debt markets and public company management experience, as well as a strong understanding of Audit Committee functions, in part as a result of having served as the Chairman of the Audit Committee of Pernix from October 2007 through August 2011, and his current role as Chairman of the Audit Committee of American Pacific Corp. Mr. Loeb also has valuable public company corporate governance experience as a former director of Pernix and a current director of American Pacific Corp. and TAT Technologies Ltd.

Independence Determinations

Mr. Loeb (nominee):

Relevant Facts: Mr. Loeb is the Managing Member of Leap LLC, a private Maryland — based capital investment firm, with whom he shares beneficial ownership of approximately 9% of the Company’s common stock. In addition, Leap LLC sold 250,000 shares of the Company’s common stock beneficially owned by it to Raphael Benaroya in October of 2012 in a private transaction.

Determination: Mr. Loeb’s relationship with Leap LLC does not constitute a direct relationship with the Company or its subsidiaries (and the Company has no parents in a consolidated group). As Managing Member of Leap LLC, he may be deemed to have an indirect relationship with the Company, but as the NYSE does not view ownership of even a significant amount of stock, by itself, as a bar to an independence finding, the Board determined that Mr. Loeb’s position with Leap LLC (including his shared beneficial ownership of the Company’s common stock held by Leap LLC) did not affect its determination that he is independent. In addition, the Board determined that the sale of the Company’s common stock to Mr. Benaroya by Leap LLC in 2012 does not constitute a current material relationship between Mr. Loeb and the Company, and as a result, Mr. Loeb was deemed to be independent.

Security Ownership of Management and Certain Beneficial Owners

As of June 14, 2013, Leap LLC beneficially owns 1,958,972 shares of the Company’s common stock. Mr. Loeb shares beneficial ownership of those shares and has beneficial ownership of an additional 139,000 shares. None of such shares constitute directors’ qualifying shares, nor have any such shares been pledged as security.

THE COMPANY URGES SHAREHOLDERS TO REVIEW THIS SUPPLEMENT IN CONJUNCTION WITH THE PROXY STATEMENT CAREFULLY, AND TO PROMPTLY TAKE APPROPRIATE ACTION, AS DESCRIBED BELOW, TO RE-CAST THEIR VOTES IF DESIRED.

If you have not yet submitted a proxy or voting instruction with respect to your shares

To the extent a shareholder has not yet submitted a proxy or voting instruction with respect to Proposal 1 (or any other Proposal) set forth in the Proxy Statement, such shareholder should follow the voting instructions provided in the Proxy Statement, as supplemented hereby, and the Notice of Internet Availability of Proxy Materials (the “Notice”) mailed to our shareholders on or about June 4, 2013. As described in the Notice, the Company’s proxy materials (which include this Supplement and an amended proxy card), can be accessed and are available for viewing at: www.cfpproxy.com/5404. Hard copies of this Supplement (including the amended proxy card) will be mailed to shareholders who received hard copies of the proxy materials on or about June 28, 2013.

As described in the Notice, shareholders may vote their shares via a toll-free telephone number or over the Internet, by following the instructions therein. Each of the telephone and Internet voting platforms have been updated to reflect the amendments to the Proxy Statement and proxy card effected by this Supplement. The Notice also contains instructions on how to receive a paper copy of the proxy materials (which now include this Supplement and the amended proxy card). If a shareholder requests and receives an amended proxy card or voting instruction card by mail, such shareholder may submit such proxy card or voting instruction card by completing, signing, dating and mailing it in the envelope provided. Any shareholder attending the 2013 Meeting may vote in person, even if such shareholder has already voted via the telephone or over the Internet or returned a proxy card or voting instruction card.

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If you have already submitted a proxy or voting instruction with respect to your shares:

• any proxies or voting instructions that are or have been submitted with instruction to vote for Mr. Rovit in Proposal 1 of the Proxy Statement will be disregarded;

• any proxies or voting instructions that have been submitted with instruction to vote “For All” of the Board’s nominees in Proposal 1 of the Proxy Statement will be deemed to include a vote “FOR” Mr. Loeb;

• any proxies or voting instructions that have been submitted with instruction to vote “Withhold All” with respect to the Board’s nominees in Proposal 1 of the Proxy Statement will be deemed to include an instruction to vote to withhold authority to vote for Mr. Loeb;

• any proxies or voting instructions that have been submitted with instruction either to vote “For All Except” or to withhold the authority to vote “FOR” any individual Board nominees in Proposal 1 of the Proxy Statement will be voted as instructed, and will therefore be deemed to include a vote “FOR” Mr. Loeb;

• any proxies or voting instructions that have been submitted with instruction to vote “FOR” at least one individual Board nominee in Proposal 1 of the Proxy Statement will be deemed to also include an instruction to vote “FOR” Mr. Loeb, without duplication (for example, if a proxy or voting instruction has been submitted with instruction to vote “FOR” three of the individual nominees named in the Proxy Statement, and to withhold authority to vote for the remainder of the individual nominees, such proxy or voting instruction will be deemed to include an instruction to vote “FOR” Mr. Loeb); and

• valid proxies submitted without specification will be voted “FOR” each of the Board’s nominees, including Mr. Loeb.

If the treatment described above is acceptable to you, NO FURTHER ACTION ON YOUR PART NOR ANY RE-CAST OF YOUR VOTE IS REQUIRED.

If the treatment described above is not acceptable to you, or if you want to re-cast your vote for other reasons, you may change your vote or revoke your proxy at any time by providing written notification to the Corporate Secretary of the Company at the Company’s corporate headquarters in East Rutherford, New Jersey if such notification is actually received by the Corporate Secretary before such proxy is exercised, by signing a later-dated proxy card that is actually received prior to the 2013 Meeting, by submitting later-dated instructions via the Internet or by telephone, or by attending and voting at the meeting in person. Later-dated instructions via the Internet or by telephone must be received by 11:59 p.m. E.D.T. on July 17, 2013 to be effective. If you are not the record owner of shares, you may not vote your shares in person at the 2013 Meeting unless you request and obtain a valid proxy from your broker, bank or other nominee. Proxies which are properly submitted by shareholders and not revoked will be voted in the manner specified. If no specification is indicated, the proxy will be voted “FOR” each of the nominees to the Board (Proposal 1), as revised by this Supplement (including a vote “FOR” Mr. Loeb); “FOR” each of the other Proposals set forth in the Proxy Statement; and in accordance with the discretion of the proxy holders on any other matters properly presented at the 2013 Meeting.

Therefore, if you wish to change your vote with respect to Proposal 1, or if you wish to change your vote with respect to any other Proposal included in the Proxy Statement, please re-cast your vote (if you re-cast your vote with respect to any Proposal, you should re-cast your vote with respect to all of the Proposals on the amended proxy card, since the submission of a new vote or instruction will revoke any prior directions submitted).

Important Notice Regarding the Availability of Proxy Materials for the Company’s 2013 Annual Meeting of Shareholders to be Held on July 18, 2013: Definitive proxy materials for the 2013 Meeting, including our Proxy Statement, Annual Report on Form 10-K and Amendment No. 1 thereto for the year ended December 31, 2012 are available online at www.cfpproxy.com/5404. This Supplement (including an amended proxy card as set forth below), and other related additional soliciting materials, are being made available online at the same location on or about June 28, 2013.

YOUR VOTE IS IMPORTANT. THE COMPANY URGES YOU TO CAST YOUR VOTE.

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AMENDED REVOCABLE PROXY KID BRANDS, INC. ANNUAL MEETING OF SHAREHOLDERS July 18, 2013 10:30 a.m. E.D.T. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all prior proxies, hereby appoints Raphael Benaroya and Kerry Carr, and each of them, as proxies with full power of substitution and resubstitution, and hereby authorizes them to represent and to vote as designated below the shares of Common Stock of Kid Brands, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kid Brands, Inc., to be held on Thursday, July 18, 2013 at 10:30 a.m. E.D.T. at our corporate headquarters located at One Meadowlands Plaza, East Rutherford, New Jersey 07073, in the first floor conference center, and at any adjournments or postponements thereof. The undersigned hereby acknowledges receipt, prior to the execution of this proxy, of the Notice of Annual Meeting of Shareholders and the Proxy Statement (as supplemented) with respect to the Kid Brands, Inc. 2013 Annual Meeting of Shareholders. THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED (i) “FOR” EACH OF PROPOSALS 1, 2, 3, 4 AND 5; AND (ii) ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS PROXY CARD OR VOTE BY THE INTERNET OR TELEPHONE. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE (OR SEND IT TO: KID BRANDS, INC., ONE MEADOWLANDS PLAZA, 8TH FLOOR, EAST RUTHERFORD, NEW JERSEY 07073) OR PROVIDE YOUR INSTRUCTIONS TO VOTE VIA THE INTERNET OR BY TELEPHONE. (Continued, and to be marked, dated and signed, on the other side) ? FOLD AND DETACH HERE ? KID BRANDS, INC.—ANNUAL MEETING, JULY 18, 2013 YOUR VOTE IS IMPORTANT! Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement (as supplemented), Annual Report on Form 10-K for the year ended December 31, 2012, and Amendment No. 1 to the Annual Report on Form 10-K for the year ended December 31, 2012 are available on-line at: http://www.cfpproxy.com/5404 You can vote in one of three ways: 1. Call toll free 1-877-603-0123 on a Touchtone Phone. There is NO CHARGE to you for this call. or 2. Via the Internet at https://www.rtcoproxy.com/kid and follow the instructions. or 3. Mark, sign and date your proxy card and return it promptly in the enclosed postage-paid envelope, or send it to: Kid Brands, Inc., One Meadowlands Plaza, 8th Floor, East Rutherford, New Jersey 07073.

PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS 5404 ? PLEASE MARK VOTES AS IN THIS EXAMPLE REVOCABLE PROXY KID BRANDS, INC. Annual Meeting of Shareholders July 18, 2013 For All With- hold All For All Except 1. Election of the directors to serve until the 2014 Annual Meeting of Shareholders and until their successors are elected and qualified • • • Nominees: (01) Raphael Benaroya, (02) Mario Ciampi, (03) Frederick J. Horowitz, (04) Jan H. Loeb, (05) Salvatore M. Salibello, and (06) Michael Zimmerman INSTRUCTION: To withhold authority to vote for any nominee(s), mark “For All Except” and write that nominee(s) name(s) or number(s) in the space provided below. For Against Abstain 2. Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2013 calendar year. • • • For Against Abstain 3. Advisory vote to approve named executive officer compensation • • • For Against Abstain 4. Approval of the conversion of 600,000 cash-exercisable stock appreciation rights granted to the Company’s President and Chief Executive Officer into 600,000 non-qualified stock options under the Company’s current Equity Incentive Plan, notwithstanding the provisions thereof which limit the number of stock options that may be granted to any participant thereunder in any one plan year to 350,000 and prohibit the grant of any awards thereunder after July 10, 2013 • • • For Against Abstain 5. Approval of the Company’s 2013 Equity Incentive Plan • • • 6. In their discretion, the proxies are authorized to vote upon all other matters which may properly come before the annual meeting or any adjournments or postponements thereof The Board recommends a vote FOR Proposals 1, 2, 3, 4 and 5. Mark here if you plan to attend the meeting • Mark here for address change and note change or any comments below •

Please be sure to date and sign this proxy card in the box below Sign above Date Joint-Owner Date IMPORTANT: Please sign exactly as name appears above. When shares are held by joint tenants, both owners must sign. When signing as attorney, executor, administrator, trustee or guardian, please sign your name and indicate your full title as such. If an entity, please sign in full entity name by an authorized person, indicating his/her title. IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET, PLEASE READ THE INSTRUCTIONS BELOW ? FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL PROXY VOTING INSTRUCTIONS Shareholders of record have three ways to vote: 1. By Mail; or 2. By Telephone (using a Touchtone Phone); or 3. By Internet. Under New Jersey law, shareholders may validly grant proxies over the Internet. A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy card. Please note telephone and Internet votes must be cast prior to 11:59 p.m. E.D.T., July 17, 2013. Voting instructions by mailing this proxy card must be actually received prior to the 2013 Annual Meeting of Shareholders. Even if you have given your proxy, you may still vote in person if you attend the 2013 Annual Meeting of Shareholders. Please note, however, that if the shares of record are held by a broker, bank or other nominee and you wish to vote at the 2013 Annual Meeting of Shareholders, you must obtain from the record holder a proxy issued in your name. It is not necessary to return this proxy card if you vote by telephone or Internet. Vote by Telephone Call Toll-Free on a Touchtone Phone anytime prior to 11:59 p.m. E.D.T., July 17, 2013: 1-877-603-0123 Vote by Internet anytime prior to 11:59 p.m. E.D.T., July 17, 2013, go to https://www.rtcoproxy.com/kid Please note that the last vote received, whether by telephone, Internet or by mail, will be the vote counted, subject to the deadlines set forth above. ON-LINE ANNUAL MEETING MATERIALS: http://www.cfpproxy.com/5404 Your vote is important!